UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

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The following communications will be posted to ExxonMobil corporate and affiliate social media accounts and may be used in other communications materials.

ENERGY FACTOR

VISUAL

Earth Day 2021: Our People and Their Stories

Earth Day presents an opportunity to reflect upon the work of providing energy that is essential to improving lives around the world while managing the risks of climate change.

ExxonMobil researchers, scientists and operators around the world share that same vision. Some of their work involves researching new materials to capture carbon dioxide, finding innovative ways to re-use recyclable plastic material, improving energy efficiency and reducing emissions from the company’s operations.

Here’s a look at some of those people and their stories.

Video: https://www.youtube.com/watch?v=feCXFEixlI4

Transcript:

Across the world, ExxonMobil employees work tirelessly to reduce emissions and work towards a low-carbon future. Here are some of those stories and that work…

My name is Matt Kapelewski and I’m a materials researcher in Clinton, NJ.

My name is Inge Daems and I work at the European Technology Center in Brussels.

My name is Angela Ang and I work in Singapore.

My name is Carla Periera and I am based in Clinton, NJ.

My name is Cody Hays and I work in the Permian Basin.

My name is Shwetha Ramkumar and I work in Houston, Texas.

I am committed to a lower-carbon future by helping to scale new carbon capture technologies.

…by making manufacturing less energy-intensive

…through lowering emissions from natural gas production

…through energy optimization

…with reduced plastic waste

I am committed to a lower-carbon future, with new technologies in drilling and hydrocarbon productions.

In my role, I find new ways to re-use recycled plastic material by working with manufacturers that use ExxonMobil polymers

I test and design breakthrough materials that could provide a lower-emissions future by fundamentally changing how we capture carbon dioxide.

I research how new technologies today can help refineries and chemical plants cut their energy use as well as our carbon dioxide footprint.

It’s work that involves finding new technologies – like aerial surveillance and ground-based sensors.

I identify opportunities to drive energy efficiently in our refining operations.

I apply new technology that can help our upstream operations reduce their carbon dioxide footprint at the heart of my work is a pledge to my children that I am working to impact their future. That is energizing and motivating.

We may face setbacks along the way, but we are committed to cracking this science.

It’s about spreading the mindset of co-ownership and continuous improvement to challenge existing norms and uncover new ideas.

Delivering the energy we need in our everyday lives is essential to the growth we see around us, but doing so with fewer emissions is very important for a lower-carbon world.

We are committed to our mission to harness advanced technologies that can monitor and track methane so we can curb those emissions

That is what makes us work harder

I’m proud to be part of that work

Every day is Earth Day—let’s share our stories.

ENERGY FACTOR NEWSLETTER

Newsletter Copy	ExxonMobil employees around the world are working to provide energy that is essential to improving lives while managing the risks of climate change. On this Earth Day, meet some of those people and hear their stories.

EXXON MOBIL US SOCIAL MEDIA

Post Copy: ExxonMobil employees around the world are working to provide energy that is essential to improving lives while managing the risks of climate change. Today on Earth Day, they tell their stories. [LINK TO EF]

Post Copy: This Earth Day, we celebrate our employees around the world who are working to provide energy that is essential to improving lives while managing the risks of climate change. [LINK TO EF]

In-feed Ads

HEADLINE (40 characters) This Earth Day we celebrate our employees

DESCRIPTION (30 characters) Employees around the world tell their stories

POST COPY (125 characters) Hear from our employees who work to provide energy while managing the risks of climate change.

In-feed Ads

HEADLINE (40 characters) This Earth Day we celebrate our employees

DESCRIPTION (30 characters) Employees around the world tell their stories

POST COPY (125 characters) Hear from our employees who work to provide energy while managing the risks of climate change.
https://www.youtube.com/watch?v=VRuDHUXLJ98 Copy/Supers

Super:

EARTH DAY 2021

Across the world, ExxonMobil employees work tirelessly to reduce emissions and move towards a lower-carbon future. Here are some of those stories and that work

Matt

I am committed to a lower-carbon future by helping to scale carbon capture technologies by making manufacturing less energy-intensive

Shwetha

...through lowering emissions from natural gas production.

Angela

...through energy optimization

Inge

...with reduced plastic waste.

Cody

I am committed to a lower carbon future that leverages new technologies in drilling and hydrocarbon productions.

Inge

I am proud to be part of that work.

Shwetha

Every day is Earth Day, so let’s share our stories.

Super:

Learn more at EnergyFactor

V. Swarup’s LinkedIn Earth Day Post	Post Copy: I like this Earth Day video because it captures so well the breadth and depth of approaches our scientists, engineers and operators are taking to help reduce carbon emissions and manage the risks of climate change. I often say these efforts at @ExxonMobil are a mosaic of approaches to a complex, multifaceted challenge. We continue to leverage several scientific disciplines to come at the challenge from many different angles. Some solutions will work best in certain parts of the world, others better in different parts. I’m so proud of all this work as a whole. [RESHARE CORP POST OF VIDEO]

DIGITAL MEDIA
Facebook - In Feed, Instant Article, & Search

Post Copy (Max 125 Characters): On Earth Day, hear from our employees who work to provide energy while managing the risks of climate change.

In-Feed Link Description (Max 30 Characters): Our employees and their stories

Headline (Max 40 characters): For us, every day is Earth Day

Taboola

Headline (60 Characters): Earth Day: Our employees and their stories.

Description (250 Characters Max): ExxonMobil employees around the world are working to provide energy that is essential to improving lives while managing the risks of climate change. Today on Earth Day, they tell their stories.

Headline/CTA 1 (40 Characters max): My Earth Day: how I live and work every day

Description 1 (90 Char. max): Hear from our employees who work to provide energy while managing the risks of climate change.

Native headlines	1. Earth Day 2021: At the heart of their work 2. Earth Day: Our employees and their stories 3. Earth Day 2021: Sharing our stories

MSAN

Short Headline (Max 25 Characters): Earth Day 2021

Long Headline (Max 90 Characters): Meet our employees working to provide energy while managing the risks of climate change.

Ad Text (90 Characters): Across the world, ExxonMobil employees are helping to reduce carbon emissions

Headlines [40 characters each]:

1. Earth Day 2021: At the heart of their work

2. Earth Day: Our employees and their stories

Description [90 characters each]:

1. Our scientists and researchers are working to provide energy while managing the risks of climate change.

2. Hear from some of the ExxonMobil employees working towards a lower carbon future

EM France Social Media Twitter Account

En ce #JourdelaTerre, des employés d’ExxonMobil racontent leurs histoires et leur engagement pour contribuer à fournir l’énergie essentielle à notre quotidien, tout en gérant les risques liés au changement climatique.

[LINK TO EF]

Translation:

On Earth Day, some ExxonMobil’s employees tell their stories and their commitment to provide energy that is essential to improving lives while managing the risks of climate change. [LINK TO US Energy Factorr]

EM Singapore Social Media Twitter Account

Happy #EarthDay! At #ExxonMobil, we continuously look at ways to meet tomorrow’s #energy needs while managing potential environmental impacts. Learn more about the #technology & science we’re progressing: bit.ly/3szylXQ
[Link directs users to Energy Factor Asia Pacific homepage]

Visual:

And ReTweet of US Tweet:

Every effort counts! In #Singapore, we run our operations safely, reliably and efficiently to help reduce emissions. Hear from our colleagues in this #EarthDay special. #EMforTomorrow [Link to EneryFactor Article or YouTube video]

EM Esso Italy Twitter Account

Nella #GiornatadellaTerra alcuni dipendenti del gruppo ExxonMobil raccontano le loro storie e il loro impegno nel rendere disponibile l’energia per migliorare gli standard di vita facendo fronte, al contempo, ai rischi del cambiamento climatico [LINK TO US Energy Factor]

Translation:

On Earth Day, some ExxonMobil’s employees tell their stories and their commitment to provide energy that is essential to improving lives while managing the risks of climate change. [LINK TO US Energy Factor]

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.